POWER OF ATTORNEY

I, the undersigned Director of Calvert Variable Series, Inc. and Summit Mutual Funds, Inc. (each, respectively, the "Fund"), hereby constitute William M. Tartikoff, Lancelot A. King, Ivy Wafford Duke, Andrew K. Niebler and Jane B. Maxwell my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Fund with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.

The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Fund in connection with any transaction approved by the Board of Directors.

When any of the above-referenced attorneys signs my name to any document in connection with maintaining the lawful operation of the Fund, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

WITNESS my hand on the date set forth below.

December 10, 2009 Date	/Frank H. Blatz, Jr./ Signature

/Arthur J. Pugh/ Witness	Frank H. Blatz, Jr. Name of Director

Arthur J. Pugh Witness Name (Printed)

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POWER OF ATTORNEY

I, the undersigned Director of Calvert Variable Series, Inc. and Summit Mutual Funds, Inc. (each, respectively, the "Fund"), hereby constitute William M. Tartikoff, Lancelot A. King, Ivy Wafford Duke, Andrew K. Niebler and Jane B. Maxwell my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Fund with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.

The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Fund in connection with any transaction approved by the Board of Directors.

When any of the above-referenced attorneys signs my name to any document in connection with maintaining the lawful operation of the Fund, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

WITNESS my hand on the date set forth below.

December 10, 2009 Date	/Alice Gresham/ Signature

/Traci Goldt/ Witness	Alice Gresham Name of Director

Traci Goldt Witness Name (Printed)

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POWER OF ATTORNEY

I, the undersigned Director of Calvert Variable Series, Inc. and Summit Mutual Funds, Inc. (each, respectively, the "Fund"), hereby constitute William M. Tartikoff, Lancelot A. King, Ivy Wafford Duke, Andrew K. Niebler and Jane B. Maxwell my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Fund with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.

The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Fund in connection with any transaction approved by the Board of Directors.

When any of the above-referenced attorneys signs my name to any document in connection with maintaining the lawful operation of the Fund, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

WITNESS my hand on the date set forth below.

December 12, 2009 Date	/William Lester/ Signature

/LuAnn Damewood/ Witness	William Lester Name of Director

LuAnn Damewood Witness Name (Printed)

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POWER OF ATTORNEY

I, the undersigned Director and Officer of Calvert Variable Series, Inc. and Summit Mutual Funds, Inc. (each, respectively, the "Fund"), hereby constitute William M. Tartikoff, Lancelot A. King, Ivy Wafford Duke, Andrew K. Niebler and Jane B. Maxwell my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Fund with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.

The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Fund in connection with any transaction approved by the Board of Directors.

When any of the above-referenced attorneys signs my name to any document in connection with maintaining the lawful operation of the Fund, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

WITNESS my hand on the date set forth below.

December 10, 2009 Date	/Barbara J. Krumsiek/ Signature

/Traci Goldt/ Witness	Barbara J. Krumsiek Name of Director and Officer

Traci Goldt Witness Name (Printed)

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POWER OF ATTORNEY

I, the undersigned Director of Calvert Variable Series, Inc. and Summit Mutual Funds, Inc. (each, respectively, the "Fund"), hereby constitute William M. Tartikoff, Lancelot A. King, Ivy Wafford Duke, Andrew K. Niebler and Jane B. Maxwell my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Fund with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.

The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Fund in connection with any transaction approved by the Board of Directors.

When any of the above-referenced attorneys signs my name to any document in connection with maintaining the lawful operation of the Fund, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

WITNESS my hand on the date set forth below.

December 10, 2009 Date	/M. Charito Kruvant/ Signature

/Traci Goldt/ Witness	M. Charito Kruvant Name of Director

Traci Goldt Witness Name (Printed)

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POWER OF ATTORNEY

I, the undersigned Director of Calvert Variable Series, Inc. and Summit Mutual Funds, Inc. (each, respectively, the "Fund"), hereby constitute William M. Tartikoff, Lancelot A. King, Ivy Wafford Duke, Andrew K. Niebler and Jane B. Maxwell my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Fund with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.

The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Fund in connection with any transaction approved by the Board of Directors.

When any of the above-referenced attorneys signs my name to any document in connection with maintaining the lawful operation of the Fund, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

WITNESS my hand on the date set forth below.

December 10, 2009 Date	/Cynthia Milligan/ Signature

/Traci Goldt/ Witness	Cynthia Milligan Name of Director

Traci Goldt Witness Name (Printed)

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POWER OF ATTORNEY

I, the undersigned Director of Calvert Variable Series, Inc. and Summit Mutual Funds, Inc. (each, respectively, the "Fund"), hereby constitute William M. Tartikoff, Lancelot A. King, Ivy Wafford Duke, Andrew K. Niebler and Jane B. Maxwell my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Fund with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.

The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Fund in connection with any transaction approved by the Board of Directors.

When any of the above-referenced attorneys signs my name to any document in connection with maintaining the lawful operation of the Fund, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

WITNESS my hand on the date set forth below.

December 10, 2009 Date	/Arthur J. Pugh/ Signature

/Frank H. Blatz, Jr./ Witness	Arthur J. Pugh Name of Director

Frank H. Blatz, Jr. Witness Name (Printed)


POWER OF ATTORNEY

I, the undersigned Officer of Calvert Variable Series, Inc. and Summit Mutual Funds, Inc. (each, respectively, the "Fund"), hereby constitute William M. Tartikoff, Lancelot A. King, Ivy Wafford Duke, Andrew K. Niebler and Jane B. Maxwell my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Fund with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.

The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Fund in connection with any transaction approved by the Board of Directors.

When any of the above-referenced attorneys signs my name to any document in connection with maintaining the lawful operation of the Fund, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

WITNESS my hand on the date set forth below.

December 10, 2009 Date	/Ronald M. Wolfsheimer/ Signature

/Traci Goldt/ Witness	Ronald M. Wolfsheimer Name of Officer

Traci Goldt Witness Name (Printed)